UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

530 Lytton Avenue, Suite 301
Palo Alto,	California		94301
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2025, Upwork Inc., or the Company, furnished a Current Report on Form 8-K that included a press release announcing its financial results for the quarter ended June 30, 2025, or the Original Form 8-K. This Current Report on Form 8-K/A amends the Original Form 8-K solely for the purpose of correcting a clerical error with respect to the Company's guidance for non-GAAP diluted earnings per share, or EPS, for the third quarter of 2025 and full year 2025. The Company currently expects non-GAAP diluted EPS in the range of: (i) $0.28 to $0.30 for the third quarter of 2025 and (ii) $1.24 to $1.27 for full year 2025. The full text of the corrected press release is attached as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Other than correction of the error discussed in this Current Report on Form 8-K/A, no other changes have been made to the Original Form 8-K or the press release furnished therewith.

The Company is making reference to certain financial measures not prepared in accordance with generally accepted accounting principles in the United States, or GAAP, in this Current Report on Form 8-K/A and the press release. A reconciliation of GAAP to these non-GAAP results is provided in the press release attached as Exhibit 99.1 to this report. The Company has not reconciled its non-GAAP diluted EPS guidance to GAAP diluted EPS because certain items that impact GAAP diluted EPS are uncertain or out of the Company's control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of the Company's common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within the Company's control. The actual amount of these expenses during the third quarter of 2025 and fiscal year 2025 will have a significant impact on the Company's future GAAP financial results. Accordingly, a reconciliation of non-GAAP diluted EPS guidance to GAAP diluted EPS is not available without unreasonable effort.

The Company uses its Investor Relations website (investors.upwork.com), its blog (upwork.com/blog), its X handle (twitter.com/Upwork), Hayden Brown’s X handle (twitter.com/hydnbrwn) and LinkedIn profile (linkedin.com/in/haydenlbrown), and Erica Gessert's LinkedIn profile (linkedin.com/in/erica-gessert) as means of disseminating or providing notification of, among other things, news or announcements regarding its business or financial performance, investor events, press releases, and earnings releases, and as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. The content of the Company's websites and information that the Company may post on or provide to online and social media channels, including those mentioned above, and information that can be accessed through the Company's websites or these online and social media channels are not incorporated by reference into this report or in any other report or document the Company files with the Securities and Exchange Commission, and any references to the Company's websites or these online and social media channels are intended to be inactive textual references only.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 6, 2025 (as corrected)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: August 7, 2025	By:	/s/ Erica Gessert
Erica Gessert Chief Financial Officer